                          TAX INDEMNIFICATION AGREEMENT


         AGREEMENT made this 6th day of June, 1997, by and between Robocom Systems Inc., a New York corporation (the "Company"), and the shareholders of the Company named on the signature page hereto (each, a "Shareholder" and collectively, the "Shareholders").


                               W I T N E S S E T H


         WHEREAS, since June 1990, the Company has elected to be taxed as an "S" corporation under subchapter S of the Internal Revenue Code of 1986, as amended (the "Code"), and under similar provisions of state and local tax laws;

         WHEREAS, the Company's election will be terminated on the date (the "Termination Date") of its execution and delivery of an underwriting agreement for the public offering and sale of its common stock;

         WHEREAS, for periods prior to the Termination Date (the "S Corporation Period"), the Company's items of income, gain, loss, deduction and credit were passed through to and reported on the individual tax returns of the Company's shareholders;

         WHEREAS, in contemplation of the public offering and sale of the Company's stock, the parties to this Agreement desire to set forth their rights and obligations with respect to certain taxes and related liabilities that may be imposed upon the Shareholders as a result of the conduct of the Company's business during the S Corporation Period;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and conditions hereinafter contained, the parties hereto agree as follows:

         1. Indemnification. The Company agrees to indemnify, defend and hold harmless each Shareholder from and against any and all losses, liabilities, obligations, damages, impositions, assessments, fines, deficiencies, costs and expenses, including without limitation reasonable attorneys' and accountants'
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fees and expenses (a "Loss") with respect to any and all Federal, state or local taxes of any kind whatsoever, including interest, penalties and additions to taxes ("Taxes") imposed upon a Shareholder as a result of (i) any change which results in an increase in an item of the Company's income or gain with respect to one of the taxable years in the S Corporation Period and a corresponding decrease in an item of the Company's income or gain with respect to another taxable year that is not in the S Corporation Period, or (ii) any change which results in a decrease in an item of the Company's loss, deduction or credit with respect to one of the taxable years in the S Corporation Period and a corresponding increase in an item of or loss, deduction or credit with respect to another taxable year that is not in the S Corporation Period.

         2. Notification of Proposed Adjustment. Each Shareholder shall notify the Company within fifteen (15) days after receiving any notice of an intention of a taxing authority to audit any return of such Shareholder that includes any item of income, gain, loss, deduction or credit reported by the Company with respect to the S Corporation Period. Each Shareholder shall notify the Company within fifteen (15) days after receiving any notice from a taxing authority of any proposed adjustment for which the Company may be required to indemnify such Shareholder under this Agreement (a "Proposed Adjustment").

         3. Contest of Proposed Adjustment. Upon receipt of a notice of a Proposed Adjustment, the Company may (i) decide not to contest the Proposed Adjustment, (ii) require the affected Shareholder(s) to contest the Proposed Adjustment at the Company's expense, or (iii) require the affected Shareholder(s) to permit the Company and its representatives to contest the Proposed Adjustment at the Company's expense. All costs of contesting the Proposed Adjustment in any forum, including all administrative and judicial appeals, shall be borne by the Company. If the Company requires any Shareholder to contest a Proposed Adjustment, the Company shall pay to such Shareholder on demand all costs and expenses (including attorneys' and accounting fees) that such Shareholder may incur in contesting the Proposed Adjustment. No Shareholder shall make, accept or enter into a settlement or other compromise with respect to any Proposed Adjustment without the written consent of the Company, which consent shall not be unreasonably withheld.

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         4. Payment; Refund. Upon the final resolution of any proceeding to contest a Proposed Adjustment, or if the Company decides not to contest or decides to abandon its contest of a Proposed Adjustment, the Company shall pay to each affected Shareholder, in cash, the amount of the Loss for Taxes with respect to the Proposed Adjustment no later than 10 days prior to the due date of any payment required to be made by such Shareholder with respect thereto. If any portion of any Loss for Taxes paid to any Shareholder by the Company is thereafter refunded or repaid to such Shareholder by any taxing authority, such Shareholder shall repay to the Company the amount of such refund or repayment, less any unreimbursed costs incurred by such Shareholder with respect to the refund or repayment.

         5. Gross-up. If any Shareholder notifies the Company that such Shareholder is required to include any payment received pursuant to this Agreement in computing such Shareholder's gross income in a tax return, other than (i) any payment received prior to the expiration of the "post-termination transition period" defined in section 1377(b) of the Code, or (ii) any payment for which such Shareholder failed to give the Company timely notice to allow the Company to make such payment prior to the expiration of the post-termination transition period, then, in addition to all other payments made under this Agreement, the Company shall also pay to such Shareholder an amount which, when added to the payment so included, will place such Shareholder in the same net after-tax position that such Shareholder would have been in if the payment had not been so included.

         6. Tax Matters. Each Shareholder agrees to prepare all tax returns consistent with the manner in which each item of income, gain, loss, deduction and credit of the Company is reported to such Shareholder. Irwin Balaban is the "tax matters person" of the Company for the S Corporation Period.

         7. Notices. Any notice requested or permitted to be given under this Agreement shall be sufficient if in writing and either delivered in person or sent by first class certified or registered mail, postage prepaid, if to the Company, at the Company's principal place of business, and if to a Shareholder, at such Shareholder's address set forth on the signature page hereto, or to such other address or addresses as any party shall have designated in writing to the other parties hereto.

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


         8. Survivability. The covenants and agreements of the parties set forth in this Agreement shall survive indefinitely, and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         9. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter hereof.

         10. Modification. No provision of this Agreement may be amended, waived, or otherwise modified without the written consent of the parties.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                        ROBOCOM SYSTEMS INC.

                                        By: /s/ Irwin Balaban
                                           -------------------------------------
                                           Irwin Balaban
                                           President and Chief
                                                  Executive Officer


                                        SHAREHOLDERS:

                                         /s/ Irwin Balaban
                                        ----------------------------------------
                                        Irwin Balaban

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                         /s/ Herbert Goldman
                                        ----------------------------------------
                                        Herbert Goldman


                                        Address:
                                                --------------------------------

                                                --------------------------------

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                                         /s/ Lawrence Klein
                                        ----------------------------------------
                                        Lawrence Klein

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                         /s/ Steven Kuhl
                                        ----------------------------------------
                                        Steven Kuhl

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                         /s/ Robert O'Connor
                                        ----------------------------------------
                                        Robert O'Connor

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                         /s/ Chung-Hsin Lee
                                        ----------------------------------------
                                        Chung-Hsin Lee

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                         /s/ Judy Frenkel
                                        ----------------------------------------
                                        Judy Frenkel

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                         /s/ Max Kurland
                                        ----------------------------------------
                                        Max Kurland

                                        Address:
                                                --------------------------------

                                                --------------------------------


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